CMS ENERGY

Top of Mind

- Why Invest?
- Investment
- Upsides
- Partners
- Regulatory
- Passion to Improve

CMS LISTED NYSE

KeyBanc Capital Markets Conference

December 9, 2014



Ludington Pumped Storage

Fourth largest in the world



Ray Compressor Station

#1 LDC in gas storage



Cross Winds® Energy Park

#2 in renewable sales in the Great Lakes area

CMS ENERGY

Top of Mind

- Why Invest?
- Investment
- Upsides
- Partners
- Regulatory
- Passion to Improve

CMS LISTED NYSE

Wells Fargo 2014 Energy Symposium

December 10, 2014


Ludington Pumped Storage
Fourth largest in the world


Ray Compressor Station
#1 LDC in gas storage


Cross Winds® Energy Park
#2 in renewable sales in the Great Lakes area

This presentation is made as of the date hereof and contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. All forward-looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy's and Consumers Energy's Securities and Exchange Commission filings. Forward-looking statements should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31, 2013 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no obligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof.

The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com.

CMS Energy provides historical financial results on both a reported (Generally Accepted Accounting Principles) and adjusted (non-GAAP) basis and provides forward-looking guidance on an adjusted basis. Management views adjusted earnings as a key measure of the company's present operating financial performance, unaffected by discontinued operations, asset sales, impairments, regulatory items from prior years, or other items. These items have the potential to impact, favorably or unfavorably, the company's reported earnings in future periods.

Investors and others should note that CMS Energy and Consumers Energy post important financial information using the investor relations section of the CMS Energy website, www.cmsenergy.com and Securities and Exchange Commission filings.

Why Invest in CMS? . . . .

CMS ENERGY

Our Growth Engine

(2015-2024 Capex)


$15.5 Billion
5% - 7% EPS growth

More "upside"
$5 bil NOT yet in Plan!

Supported By

- **UPSIDES** create headroom
  (Investment, Sales, Cost, & DIG)
- **PARTNERS** support good regulation
  (Customers, Regulators, & Policy Makers)
- **PASSION** to improve for customers and owners
  (Value, Reliability, & Environment)

. . . . next 10 years brighter than last.

INVESTMENT -- "Catch-Up" . . . .



Amount
(billions)
$1.8
Catch-Up
Peers
Restructuring
CMS
> $1.5 per year
Peer Performance [a]
Consumers Energy
Peer Average
Capex
19%
16%
Liquidity
21%
16%
Cash Flow
(oper)
18%
14%
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024

[a] Based on June 2014 information percent of market cap

Source: 10K; actual amounts through 2013 smoothed for illustration

. . . . creating an opportunity for the next ten years.

INVESTMENT -- Ten-Year Capex Plan Expanded . . . .

CMS ENERGY

2015-2024 10-Year Plan

Opportunity Level



$15.5 Billion
Opportunity
Amount (bils)
Generation capacity
• PPA replacement
• ROA return
• Higher renewables
$3.0
Gas conversions & expansion 1.0
Grid modernization 1.0
Total Opportunities $5.0
Upside?
$20+ Billion

Rate Base up 5% to 7%

Customer base rates <2 ✓ >4 X

. . . . driving long-term, organic growth, while keeping base rates well below inflation.

UPSIDES -- Capacity Opportunities . . . .


CMS ENERGY
Capacity Growth Over Next Ten Years
MW
11,000
7,500
Not in plan
Potential for ~3,000 MW of owned capacity
Further Upside
~8,600 MW
PPA 2,600 capacity ~30%
Owned 6,000
410 MW Shortfall
540 MW
~800 MW
PPA's Expire
780 MW
1,240 MW
Lower customer bills
PPA 580
Owned 8,820
1,200 MW
Today
Jackson Plant Replaces Classic Seven
ROA Eliminated?
Palisades PPA Expires 2022
MCV PPA Expires 2025
Future
MISO Zone 7 Shortage 2016 3,000 MW

. . . . emerging with replacements not yet in plan!

UPSIDES -- Capacity Price Increases . . . .

CMS ENERGY



Today
(mils)
Future Scenarios
(mils)
+$50
$55
Opportunity
+$30
$35
$5
Capacity price
($ kW per month)
< $0.50
$4.50
$7.50
(CONE)

Recent Contracts

- Nine-year 250 MW "energy" contract at $4.06
- Capacity to Consumers
  - 25 MW/2015 at $2.32
  - 50 MW/2016 at $4.36

Upside:
Capacity and energy contracts layered in over time

. . . . could add value to the 700 MW "DIG" plant.

UPSIDES -- 2014 Reinvestment Helps Customers . . . .



Adjusted EPS
(non-GAAP)
2014
+18¢
+15¢
+4¢
Third Quarter EPS
• Weather (Electric) (6)¢
• Reinvestment (5)
Total Change (11)¢
Good Choices
First Nine Months EPS
• Weather(Gas) 16¢
• Cost savings 4
• Reinvest & other (16)
Total Change + 4¢
$1.78 +7%-
$1.76 +6%
Guidance
Plan
January
March 31
June 30
September 30
December

. . . . AND provides sustainable growth for investors.

UPSIDES -- Trend of O&M Cost Savings . . . .

CMS ENERGY

O&M Trend vs Peers


50%
0
-25
~6% per year
Peers
~2% per year
Inflation
-25%
-7%
-7%
-10%
-17%
CMS
Accelerated
Actual
Plan
2006 2007 2008 2009 2010 2011 2012 2013
2014
2018
Lines smoothed for illustrative purposes

Future Savings

	2018 vs 2013 (mils)
• Fuel mix	$ - 25
• Benefits	- 75
• Less Expensive New Hires & Lower Headcount	- 75
• Smart Meters	- 25
• Inflation	+100
2018 below 2013	**$-100**
Savings	-10%

. . . . accelerated; funding investment and reducing risk.

UPSIDES -- Adding New Customers . . . .

CMS ENERGY

Natural Gas

One Program — Propane to natural gas switching

Consumers Energy Territory:

- ✓ 250,000 propane users
- ✓ 85,000 potential economic conversions
- ✓ 2.5 year pay-back post conversion



Electric

One Strategy — Focus on Industrial Customers

NOW Innovative Industrial Rates
Construction Financing
New Economic Development

LATER Energy Intensive Rates



$1 billion combined investment over the next 10 years

. . . . adds to incremental growth, creates customer value.

PARTNERS -- Michigan Energy Law Update . . . .

CMS ENERGY



Historical test year
12-18 months regulatory lag
No cap on ROA
10% renewables by 2015
Energy efficiency standards
File-and-implement
10% ROA cap
Adaptability
Reliability
Affordability
Environmental protection
No updates expected until early 2015
Before 2008
TODAY
2015 Improvements

. . . . builds on visionary 2008 Law!

PARTNERS -- Election Results . . . .

Governor's Race



Michigan's Comeback Continues

Governor Rick Snyder (R)

Maintaining Michigan's Progress

- ✓ Detroit Bankruptcy
- ✓ Balanced Budget (2015)
- ✓ Road Funding

"No Regrets" Energy Policy

State Senate



Democrats
Republicans
38
11/-1
27/+1

State House



Democrats
Republicans
110
47/-4
63/+4

. . . . Governor Snyder reelected.

REGULATORY -- Electric Rate Case Investment . . . .

CMS ENERGY

Overview

	Amount (mils)
Capital Investment	$ 185
Cost & Other	- 57
Core Request	$ 128 ✓
Jackson Gas Plant	35
Total Request	$ 163
2001 Securitization Offset	$ - 80

- 2017-2018 Capex Recovery
- Revenue Decoupling

	Existing (2013)	Request (2015)
Rate Base (bils)	$8.10	$9.33
ROE	10.3%	10.7%
Equity - Regulatory	41.2	41.9
Equity - Financial	51.4	52.1

Key Features

A) New rate design

(Big users competitive!)

B) Jackson Plant in rate base

(Lowest purchase price in many years!)

C) Investment recovery & cost reductions

(Industry leader!)

. . . . largely offset by cost reductions & elimination of old securitization surcharge.

REGULATORY -- New Electric Rate Design....



Residential
Commercial
Industrial
Energy Intensive
2.5%
-3.2%
-0.7%
-1.3%
-3.4%
-4.7%
-5.0%
-4.8%
-9.8%
-15.0%
-4.8%
-20.0%
Base Rate
Fuel Recovery
Net Reduction

. . . . and lower fuel cost have positive impact on average electric rates.

REGULATORY -- 2015 Gas Rate Case . . . .

CMS ENERGY

Overview

	Amount (mils)
✓ Requested July 1 (ROE @ 10.7%)	$ 88
ROE @ 10.0% vs 10.7%	$(17)
Investment	(12)
O&M	(28)
Misc. revenues/other	(16)
Staff filing	$ 15

Self-Implementation	January 2
Proposal for Decision	April 23
Final order by	June 30

Our View

- Constructive base
  - With room to work
- Forward test year
  - Supports original request
- Small, simple case
  - Settlement possible

. . . . supports capital investment offset partially by lower costs.

PASSION TO IMPROVE -- Distribution Productivity . . . .

CMS ENERGY

Enhanced Productivity



(Cumulative since 2008)
80%
0
74%
10%
2013 Storms
2009
2010
2011
2012
2013
2014F

Headquarter Consolidation



Eliminated
Existing
Elimination of 13 Headquarters

Examples

- Headquarter consolidation
- First time quality
- Headcount reduction

. . . . 65% increase in home-site reporting.

PASSION TO IMPROVE -- CMS Energy . . . .

CMS ENERGY

Future Shines Bright



$3.50
EPS [a]
Dividend
+7%
+5% to +7%
Last 11 Years
2014
Next 10 Years

[a] Adjusted EPS (non-GAAP) excluding MTM in 2004-2006

Substantial Future Growth

	Past Performance	Next 5 Years
Capex (bils) (2009-2014)	$6.3	$7.5 Capacity Op!
O&M Reductions (2006-2013)	(7)%	(10)% Conservative
Sales Growth (2010-2013)	+1%	+½ % Conservative
Regulatory	Visionary Law Tier 1 Ranking	Improved Law

. . . . building on past performance for even brighter future.

Appendix

Electric Customer Base Diversified . . . .

Top Ten Customers

- Hemlock Semiconductor *(zero margin)*
- General Motors
- Nexteer Automotive Corporation
- Gerdau Macsteel
- Denso International America
- Meijer
- Packaging Corp of America
- State of Michigan
- Spectrum Health
- AT&T

Percentage of electric gross margin is 2.5%

2013 ranked by deliveries

2013 Electric Gross Margin



Residential, 50%
Commercial, 32%
Other 4%
Industrial, 14%

$2.1 Billion

. . . . "autos" 5% of 2013 electric gross margin.

Capacity Diversity . . . .



2005
Coal
41%
Gas
31%
Pumped
Storage
11%
Renewables
3%
Oil 6%
Nuclear
8%
2014
Coal
34%
Gas
32%
Pumped
Storage
11%
Renewables
9%
Oil
6%
Nuclear
8%
2017
Coal
24%
Gas
37%
Pumped
Storage
12%
Renewables
10%
Purchases
3%
Oil
6%
Nuclear
8%

. . . . evolving to cleaner generation while becoming more cost competitive.

Consumers Appears . . . .

Carbon Tonnage Reduction



Million Tons of CO_2
(Preliminary)
25
23
21
19
17
15
2005 Baseline
Clean Power Plan
"Implied" EPA Target
Consumers Energy
Projected emission level
2014
2020
2025
2030

. . . . to be in a good carbon position.

Generation Strategy: New Supply Sources . . . .

CMS ENERGY


Levelized cost of new build (¢/kWh)
25
20
15
10
5
0
New Build
Consumers Energy Sources
5¢
6¢
5¢
Zeeland
7¢
8¢
Back -up
6¢
6¢
Cross Winds
11¢
Back -up
9¢
10¢
7¢
Big 5
12¢
5.5¢
Palisades
22¢
15¢
Combined Cycle Gas Plant
Gas price= $3.00 $4.50 $6.00
Wind
W/ tax credit
W/o tax credit
Coal
W/ emission controls
Nuclear
Residential Solar
Today $3.00 per watt
Future $2.00 per watt?

. . . . combined cycle gas is the most attractive new source of supply.

Operating Cash Flow Growth . . . .



Amount
(bils)
$ 2.5
2.0
1.5
1.0
0.5
.0
(0.5)
Gross operating cash flow[a]
up $0.1 billion per year
Up $0.5 Billion
$1.7
$1.8
$1.9
$2.0
$2.1
$2.2
$2.3
Interest, working capital and taxes
$1.45
$1.55
Investment
Pct of Market Cap (as of June 2014)
Cap Inv
OCF
CMS
19%
18%
Peers
16
14
Cash flow before dividend
[a] Non-GAAP
2013
2014
2015
2016
2017
2018
2019

NOLs & Credits	$0.6	$0.4	$0.5	$0.4	$0.2	$0.1	$0

. . . . self-funds investment and strategy.

GAAP Reconciliation

CMS ENERGY

Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20	$0.91	$1.28	$1.58	$1.42	$1.66
After-tax items:											
Electric and gas utility	0.21	(0.39)	-	-	(0.07)	0.05	0.33	0.03	-	0.17	-
Enterprises	0.74	0.62	0.04	(0.02)	1.25	(0.02)	0.09	(0.03)	(0.11)	(0.01)	*
Corporate interest and other	0.16	(0.03)	0.04	0.27	(0.32)	(0.02)	0.01	*	(0.01)	*	*
Discontinued operations (income) loss	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)	(0.08)	0.08	(0.01)	(0.03)	*
Asset impairment charges, net	-	-	1.82	0.76	0.60	-	-	-	-	-	-
Cumulative accounting changes	0.16	0.01	-	-	-	-	-	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)	$1.26	$1.36	$1.45	$1.55	$1.66
Mark-to-market impacts		0.03	(0.43)	0.51							
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA	NA	NA	NA	NA	NA

* Less than $500 thousand or $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

CMS ENERGY

CMS Energy
Reconciliation of Gross Operating Cash Flow to GAAP Operating Activities
(unaudited)
(mils)

	2013	2014	2015	2016	2017	2018	2019
Consumers Operating Income + Depreciation & Amortization	$ 1,740	$ 1,810	$ 1,877	$ 1,959	$ 2,065	$ 2,186	$ 2,308
Enterprises Project Cash Flows	16	20	28	34	52	55	53
Gross Operating Cash Flow	$ 1,756	$ 1,830	$ 1,905	$ 1,993	$ 2,117	$ 2,241	$ 2,361
Other operating activities including taxes, interest payments and working capital	(335)	(380)	(355)	(593)	(617)	(641)	(661)
Net cash provided by operating activities	$ 1,421	$ 1,450	$ 1,550	$ 1,400	$ 1,500	$ 1,600	$ 1,700